Exhibit 10.27

AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT

This Amendment No. 5 (this “Amendment No. 5”) to Revolving Credit Agreement is made and entered into and has an effective date as of the ___ day of October, 2007, by and among WHITESTONE REIT f/k/a HARTMAN REIT OPERATING PARTNERSHIP, L.P. (“Whitestone OP”), WHITESTONE REIT OPERATING PARTNERSHIP III, L.P. f/k/a HARTMAN REIT OPERATING PARTNERSHIP III, L.P. (“WHITESTONE III”) and the Subsidiaries of Whitestone OP and/or Whitestone III which are listed on Schedule 1 (as such Schedule 1 may be amended from time to time) (Whitestone OP, Whitestone III and any such Subsidiary being hereinafter referred to collectively as the “Borrower” unless referred to in their individual capacities) to a certain Revolving Credit Agreement (as amended, the “Credit Agreement”) dated as of March 11, 2005, each having its principal place of business at 1450 West Sam Houston Parkway North, Suite 100, Houston, Texas 77043, KEYBANK NATIONAL ASSOCIATION (“KeyBank”), having a principal place of business at 127 Public Square, Cleveland, Ohio 44114, and certain other lenders individually and in certain agent capacities (collectively with KeyBank, the “Lenders”) and KeyBank, as administrative agent for itself and each other Lender (the “Agent”).

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, as set forth herein.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each of the parties hereto, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.	Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

2.	Effective from and after May 25, 2007:

(a)	The term Loan Documents shall include this Amendment No. 5 to Credit Agreement, dated as of October __, 2007, among the Borrower, the Lenders and the Agent.

(b)	Section 1.1 of the Credit Agreement is amended by inserting, in the appropriate alphabetical order, the following new definition:

“G and A Expenses. All payroll and other employment-related expenses incurred by the Trust in connection with becoming a self-managed REIT.”

(b)	Section 9.6(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a) The Borrower will not declare or make (i) annual Distributions in excess of (x) 105% of “funds from operations” for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 or (y) 95% of “funds from operations” for any fiscal quarter thereafter; or (ii) any Distributions during any period after any Event of Default has occurred; provided, however, (a) that the Borrower may at all times (including while an Event of Default is continuing) make Distributions to the extent (after taking into account all available funds of the Trust from all other sources) required in order to enable the Trust to continue to qualify as a REIT and (b) in the event that the Borrower cures any such Event of Default in clause (ii) above and the Agent has accepted such cure prior to accelerating the Loan, the limitation of clause (ii) above shall cease to apply with respect to such Event of Default.”

(b)	Section 9.6(c) of the Credit Agreement is amended to read in its entirety as follows:

“(c)           Notwithstanding the definition of “funds from operations” by the Board of Governors of the National Association of Real Estate Investment Trusts, for purposes of determining the Distributions permitted to be declared under Section 9.6(a)(i), (i) for any fiscal period ending on or after December 31, 2006 through December 31, 2007, Excluded Litigation Fees shall not reduce “funds from operations” and (ii) “funds from operations” shall be calculated in a manner consistent with its calculation prior to the Trust becoming a self-managed fund and shall not be reduced by G and A Expenses.”

3.	The Borrower hereby represents and warrants as follows:

(a)  Representations in Credit Agreement.  Both before and after giving effect to this Amendment No. 5, each of the representations and warranties made by or on behalf of the Borrower, the Trust or any of their respective Subsidiaries contained in the Credit Agreement or any of the other Loan Documents, was true when made and is true on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made on the date hereof and in this Amendment No. 5, except to the extent that such representations and warranties relate expressly to an earlier date.

(b)  No Events of Default.  No Default or Event of Default exists on the date hereof (both before and after giving effect to this Amendment No. 5).

(c)  Binding Effect of Documents.  This Amendment No. 5 has been duly executed and delivered by the Borrower and the Trust and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

4.	Provisions of General Application.

(a)  No Other Changes.  Except as otherwise expressly provided by this Amendment No. 5, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents remain unaltered.  The Credit Agreement and this Amendment No. 5 shall be read and construed as one agreement.

(b)  Governing Law.  This Amendment No. 5 is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the State of Ohio.  This Amendment No. 5 and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Ohio.

(c)  Binding Effect; Assignment.  This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

(d)  Counterparts.  This Amendment No. 5 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment No. 5, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

(e)  Conflict with Other Agreements.  If any of the terms of this Amendment No. 5 shall conflict in any respect with any of the terms of any of the Credit Agreement or any other Loan Document, the terms of this Amendment No. 5 shall be controlling.

(f)  Condition Precedent.  The effectiveness of this Amendment No. 5 is subject to the condition precedent that the Agent shall have received, in form and substance satisfactory to it, an executed original of this Amendment No. 5 from each Borrower and from the Majority Lenders.

WITNESS the execution hereof, under seal, as of the day and year first written above

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	_________________________
Name:
Title:

(Signatures continued on next page)

WHITESTONE REIT

By:	Whitestone Commercial Properties REIT, a Maryland real estate investment trust, its sole general partner

By:	_________________________
James C. Mastandrea, CEO

WHITESTONE REIT OPERATING PARTNERSHIP III LP

By:	Whitestone REIT Operating Partnership III GP LLC, a Texas limited liability company, its sole general partner

By:	Whitestone REIT, a Maryland real estate investment trust, its sole member

By:	Whitestone Commercial Properties REIT, a Maryland real estate investment trust, its sole general partner

By:	_________________________
James C. Mastandrea, CEO

WHITESTONE REIT OPERATING PARTNERSHIP III GP LLC, a Texas limited liability company

By:	Whitestone REIT, a Maryland real estate investment trust, its sole member

By:	Whitestone Commercial Properties REIT, a Maryland Real estate investment trust, its sole general partner

By:	____________________________
James C. Mastandrea, CEO

WHITESTONE REIT OPERATING PARTNERSHIP III LP LTD, a Texas limited partnership

By:	Whitestone REIT Operating Partnership III GP LLC, a Texas limited liability company, its sole general partner

By:	Whitestone REIT, a Maryland real estate investment trust, its sole member

By:	Whitestone Commercial Properties REIT, a Maryland Real estate investment trust, its sole general partner

By:	_________________________
James C. Mastandrea, CEO

ACCEPTED AND AGREED AS OF
THE DATE FIRST WRITTEN ABOVE:

WHITESTONE COMMERCIAL PROPERTIES REIT, a
Maryland real estate investment trust, Guarantor

By:	_________________________________
James C. Mastandrea, CEO